UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 6, 2008

Avatar Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-07395	231739078
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Alhambra Circle, Coral Gables, Florida		33134
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	1-305-442-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Avatar Properties Inc. ("Owner"), a wholly-owned subsidiary of Avatar Holdings Inc. ("Avatar"), entered into the First Amended and Restated Poinciana Parkway Regulatory Agreement (Polk County), dated as of August 6, 2008, with Polk County, Florida (the "First Amended Polk Agreement"), amending and restating the Poinciana Parkway Regulatory Agreement, dated as of December 20, 2006 (the "Original Polk Agreement").

Pursuant to the Original Polk Agreement, Owner acquired the rights-of-way for development and construction of the Poinciana Parkway (the "Parkway"), a four-lane road traversing a distance of 9.66 miles in Osceola and Polk counties in Florida (the "Counties"). The Parkway will include a 4.15 mile segment to be operated as a private toll road (the "Toll Road"). Except for the Toll Road, the Parkway will be owned, maintained and operated by the Counties upon completion. Owner has agreed to toll rates (including maximum increases over time) that may be charged for use of the Toll Road. The Original Polk Agreement provided that the Parkway be substantially complete and open to traffic by October 31, 2008, subject to delays beyond our control.

The principal amendments contained in the First Amended Polk Agreement are:

* Requirement that the Parkway be substantially complete and open to traffic not later than December 31, 2011 (subject to extension for delays beyond Owner's control).

* Elimination of Owner's affirmation of availability of all funds necessary to construct the Parkway and addition of provisions regarding Owner's ability to obtain lender financing under commercially reasonable terms.

Avatar and its subsidiaries have a relationship with Polk County in connection with real estate development and other business operations conducted by Avatar in such County. Zoning, permitting and other approvals are obtained from the County in connection with Avatar's development activities. In addition, from time to time, Avatar has contributed or sold parcels of land to Polk County for public purposes, such as the construction of schools, and has contributed roads, which have been developed by Avatar within its communities.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1 First Amended and Restated Poinciana Parkway Regulatory Agreement, dated as of August 6, 2008, by and between Avatar Properties Inc. and Polk County, Florida.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Holdings Inc.

August 11, 2008	By:	Juanita I. Kerrigan

Name: Juanita I. Kerrigan
Title: Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	First Amended and Restated Poinciana Parkway Regulatory Agreement, dated as of August 6, 2008, by and between Avatar Properties Inc. and Polk County, Florida.